Exhibit 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of PICO Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maxim C. W. Webb, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that to the best of my knowledge:

(1) The Report fully complies with requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 13, 2015

/s/ Maxim C. W. Webb
Maxim C.W. Webb
Executive Vice President, Chief Financial Officer